Statement of Changes in Net Assets Available for Benefits - GMHP $ in Thousands	12 Months Ended
Dec. 31, 2025 USD ($)
Investment income (loss)
Plan interest in net investment income (loss) of the Master Trust	$ 8,030
Net appreciation (depreciation) in fair value of investments from participant directed brokerage accounts	55
Net investment income (loss)	8,085
Interest and dividend income
Interest income on notes receivable from participants	69
Interest and dividend income from participant directed brokerage accounts	12
Total interest and dividend income	81
Contributions
Participant	1,986
Employer	1,486
Total contributions	3,472
Deductions
Participant withdrawals	(7,476)
Administrative expenses	(86)
Total deductions	(7,562)
Net increase (decrease) in net assets available for benefits	4,076
Net assets available for benefits
Beginning of year	51,639
End of year	$ 55,715